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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 7, 1999
                                                         ----------------

                           WSFS FINANCIAL CORPORATION
                           --------------------------
             (Exact name of registrant as specified in its charter)

    Delaware                       0-16668                      22-2866913
---------------                 ------------                 -------------------
(State or other                 (Commission                  (IRS Employer
jurisdiction of                 File Number)                 Identification No.)
incorporation)

                  838 Market Street, Wilmington, Delaware 19801
                  ---------------------------------------------
          (Address, including zip code, of principal executive office)

                                 (302) 792-6000
                  ---------------------------------------------
              (Registrant's telephone number, including area code)


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ITEM 5.   OTHER EVENTS.

(a)

       On December 7, 1999, WSFS Financial Corporation issued a press release announcing an initiative to expand its home equity lending business through Community Credit Corporation ("CCC"), a wholly-controlled operating subsidiary of its primary subsidiary, Wilmington Savings Fund Society, F.S.B. ("WSFS"), a federally chartered thrift.

       To achieve its objective, WSFS has attracted seasoned executive managers to CCC in order to lead the expansion. WSFS expects that the short term incremental impact on operating results of this expansion will cost approximately $.05 to $.10 per share, in total, over the next twelve months. This cost will primarily come from the hiring of new management and staff, the opening of new offices, and other costs associated with the expansion of this business line. To reflect the new management and new business plan, CCC will be renamed Wilmington National Finance.

       In expanding its home equity lending business, WSFS, through CCC will continue to directly originate loans and will directly underwrite and originate loans to investors specifications. WSFS plans to sell substantially all of the loans within 45 days of origination into the cash market, generating income for WSFS. WSFS also intends to retain a portion of those originations that are generally consistent with the lower loan-to-value and higher credit quality standards of CCC.

       A copy of the press release of WSFS Financial Corporation announcing its expansion of its home equity lending business is being filed as Exhibit 99.1 to this report and is incorporated herein by reference.

(b)

       On December 13, 1999 WSFS Financial Corporation issued a press release announcing that everbank.com, a division of WSFS, is open for public transactions. A press release dated September 7, 1999, and filed with the Securities and Exchange Commission on Form 8-K, announcing WSFS Financial Corporation's anticipated launch of everbank.com is incorporated herein by reference.

       Everbank.com is a joint effort between WSFS and CustomerOne Financial Network, Inc. ("C1FN"). C1FN is a privately owned company headquartered in St. Louis, Missouri.

       A copy of the press release of WSFS Financial Corporation announcing that everbank.com is open for public transactions is being filed as Exhibit 99.2 to this report and is incorporated herein by reference.


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ITEM 7.    EXHIBITS.

     Exhibits

     99.1 Press Release announcing an initiative to expand WSFS Financial Corporation's home equity lending business through CCC.

     99.2     Press Release announcing the public opening of everbank.com.



                                    SIGNATURE

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        WSFS FINANCIAL CORPORATION
                                           (Registrant)

                                        By: /s/ Marvin N. Schoenhals
                                           ----------------------------------
                                           Marvin N. Schoenhals
                                           President and Chief Executive Officer

Date:  December 28, 1999


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                                INDEX TO EXHIBITS

                                                                                Sequential
     Exhibit                                                                     Page No.
     -------                                                                     --------
     99.1     Press Release announcing an initiative to expand WSFS Financial
              Corporation's home equity lending business through CCC...........

     99.2     Press Release announcing the public opening of everbank.com......